J.P. MORGAN U.S. EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Mid Cap Equity Fund

JPMorgan Value Advantage Fund

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

JPMorgan Mid Cap Value Fund

(All Share Classes)

(the “Funds”)

Supplement dated February 11, 2025

to the current Summary Prospectuses, Prospectuses and Statement of Additional Information, as supplemented

Portfolio Manager Retirement. Jonathan Simon previously announced his retirement from J.P. Morgan Investment Management Inc. Effective March 4, 2025, all references to Jonathan Simon will be removed from the Summary Prospectuses, Prospectuses and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-RET-USEQ-225